                       CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") is entered into by and between Air-Q Corp. f/k/a Covenant

Financial Corporation (the "Company"), a Delaware corporation, and A.L.P. Investments, Inc. ("Consultant"), a

Texas corporation.

                            WITNESSETH

     WHEREAS, the Company is a corporation whose stock is registered to be publicly traded on the NASDAQ

Over-the-Counter Bulletin Board Exchange; and

     WHEREAS, the Company desires to obtain certain consulting services relating, but not limited to, financial analysis, merger and acquisition due diligence, financial structuring, and public relations from, from Consultant; and

     WHEREAS, Consultant is willing to provide to the Company such consulting services.

     NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the parties hereby agree as follows:

     1. SCOPE OF AGREEMENT. The Company hereby engages Consultant, and Consultant hereby accepts being engaged to render consulting services hereinafter described. The services to be rendered by

Consultant shall be related to enhancing the Company's financing structure, ability to acquire assets, and the awareness of the Company and its products and services by the investment community.

     2. DURATION. This agreement commences as of June 20, 2003, and terminates as of the close of business on December 31, 2003.

     3. INDEPENDENT CONSULTANT RELATIONSHIP. The parties intend that any relationship arising from this Agreement be only that of the retention of Consultant as an independent consultant, and that

Consultant is not and will not be deemed for any purposes to be an agent, joint venturer, or alter ego of or with the

Company. Consultant is not and shall not be deemed to be an analyst of securities or of markets for securities.

     4. COMPENSATION. Consultant shall be paid the sum of $155,000.00 for the consulting services contemplated by this Agreement on the following schedule:

          a. $50,000.00 shall be paid to Consultant on August 5, 2003;

          b. $50,000.00 shall be paid to Consultant on September 20, 2003; and

          c. $55,000.00 shall be paid to Consultant on November 5, 2003;

     5. CONFIDENTIALITY. To the extent that the Company furnishes to Consultant any formation which may be confidential, and not for further dissemination, the Company shall so identify in writing and so mark such information at the time it is furnished to Consultant. Consultant agrees not to disseminate any information that is confidential.

     6. Amendment. This Agreement may only be altered, modified, or amended by a written agreement signed by the parties hereto.

     7. Entire Agreement. This Agreement contains the only agreement of the parties hereto with respect to the matters contained herein and supersedes all prior written or oral agreements, negotiations, understandings, or commitments.

     8. Parties Bound. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

     9. Choice of Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. VENUE FOR ANY CAUSE OF ACTION RELATING TO THIS AGREEMENT

SHALL BE EXCLUSIVELY DALLAS COUNTY, TEXAS.

     10. Further Agreements. The parties agree to execute such other and further agreements as are necessary or desirable to effect the intent of this Agreement.

     EXECUTED to be effective as of June 20, 2003.

                                   AIR-Q CORP. f/k/a COVENANT FINANCIAL

                                   CORPORATION,

                                   a Delaware corporation

                                   By: /s/ DAVID LOFLIN

                                         David Loflin, President

                                   A.L.P. INVESTMENTS, INC.,

                                   a Texas corporation

                                   By: /s/ ERIC ANDERSON

                                         Eric Anderson, Vice President